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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) -- DECEMBER 29, 1999



                          U S INDUSTRIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE            00-22388           99-0273889
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             (State or other      (Commission       (I.R.S. Employer
             jurisdiction of       File Number)     Identification No.)
              incorporation)

                     11011 JONES ROAD, HOUSTON, TEXAS 77070
          (Address of principal executive offices, including zip code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE -- (281) 774-7012



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

          On December 27, 1999, the Board of Directors of U S Industrial Services, Inc., a Delaware corporation ("US Industrial"), unanimously adopted resolutions authorizing a proposed amendment (the "Charter Amendment") to US Industrial's Certificate of Incorporation to reduce the number of authorized shares of US Industrial's Preferred Stock, $.01 par value per share, from 20,000,000 shares to 1,000,000 shares, declared the Charter Amendment to be advisable and called for the submission of the Charter Amendment for stockholder approval.

          American Eco Corporation, an Ontario corporation (the "Majority Stockholder"), as the holder of approximately 81.9% of the currently outstanding shares of Common Stock, $.01 par value per share, on December 27, 1999 (the "Record Date"), provided its written consent on December 27, 1999 to adopt the Charter Amendment pursuant to Section 228(d) of the General Corporation Law of the State of Delaware. The Charter Amendment became effective on December 29, 1999 upon filing with the Secretary of State of the State of Delaware. A notice was mailed on or about January 10, 2000 to stockholders of record of US Industrial as of the close of business on the Record Date informing such stockholders of the adoption of the Charter Amendment by the Majority Stockholder.

          The Board of Directors of US Industrial believes that the reduction in the number of authorized shares of US Industrial's Preferred Stock effected by the Charter Amendment will result in a savings to US Industrial since the annual franchise tax payable to the State of Delaware is based in part upon the number of shares of capital stock which are authorized by US Industrial's Certificate of Incorporation.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

          3.1 Certificate of Amendment to Certificate of Incorporation of US Industrial, dated December 28, 1999, as filed with the Secretary of State of the State of Delaware on December 29, 1999.

          99.1      Notice to Stockholders of US Industrial, dated December 29,
                    1999.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        U S INDUSTRIAL SERVICES, INC.



                                        By:      /s/ Michael E. McGinnis
                                           -------------------------------------
                                            Name:  Michael E. McGinnis
                                            Title: President and Chief Executive
                                                   Officer


Dated:  January 10, 2000


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                                  EXHIBIT INDEX


Number      Description
------      -----------

3.1 Certificate of Amendment to Certificate of Incorporation of US Industrial, dated December 28, 1999, as filed with the Secretary of State of the State of Delaware on December 29, 1999.

99.1        Notice to Stockholders of US Industrial, dated December 29, 1999.